Summary Prospectus Supplement

September 29, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 29, 2017 to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectus dated May 1, 2017

International Equity Portfolio

Effective September 30, 2017, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	May 1999
Christian Derold	Managing Director of MSIM Company	January 2006
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Vladimir A. Demine	Executive Director of MSIM Limited	June 2009
Dirk Hoffmann-Becking	Executive Director of MSIM Limited	January 2015
Nic Sochovsky	Executive Director of MSIM Limited	December 2015
Marcus Watson	Vice President of MSIM Limited	January 2013
Alex Gabriele	Vice President of MSIM Limited	September 2017
Richard Perrott	Vice President of MSIM Limited	September 2017

Please retain this supplement for future reference.

  IFIPMIESUMPROSPT 9/17